Ex 10.13

xG Technology, Inc.

2009 STOCK INCENTIVE PLAN

Section 1.             Purpose of Plan.

The name of this plan is the xG Technology, Inc. 2009 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to provide additional incentive to those officers, employees, Consultants and non-employee directors of the Company and its Parents, Subsidiaries and Affiliates (as hereinafter defined) whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Parents, Subsidiaries and Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Parents, Subsidiaries and Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options and Restricted Stock. The Plan is intended to satisfy the requirements of section 162(m) of the Code and shall be interpreted in a manner consistent with the requirements thereof.

Section 2.             Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)          “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee, in accordance with Section 3 hereof.

(b)          “Affiliate” means any corporation 50% or more of the voting power of the outstanding voting securities of which is owned by the Company, its Parents or its Subsidiaries, or by any other Affiliate.

(c)          “Award” means an award of Options, or Restricted Stock under the Plan.

(d)          “Award Agreement” means, with respect to any Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

(e)          “Board” means the Board of Directors of the Company.

(f)          “Change in Capitalization” means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

(g)          “Change in Control” means the first to occur on or after the effective date of this Plan any one of the events set forth in the following paragraphs:

(i)          any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50.1% or more of the Company’s then outstanding securities; or

(ii)         there is consummated a merger or consolidation of the Company with any other corporation other than a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company’s then outstanding securities; or

(iii)        the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(h)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(i)          “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee.

(j)          “Common Stock” means the common stock of the Company.

(k)          “Company” means xG Technology, Inc. (or any successor corporation).

(l)          “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(m)          “Disability” means (1) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company (or by the Parent, Subsidiary or Affiliate by which he is employed); (2) such other condition as may be determined in the sole discretion of the Administrator to constitute Disability.

(n)          “Eligible Recipient” means an employee, officer, Consultant or director (including a non-employee director) of the Company or of any Parent, Subsidiary or Affiliate.

(o)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(p)          “Exercise Price” means the per share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

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(q)          “Fair Market Value” of a share of Common Stock as of a particular date shall mean (1) the closing sale price reported for such share on the national securities exchange or national market system on which such stock is principally traded on the last day preceding such date on which a sale was reported, or (2) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Administrator in good faith in its sole discretion.

(r)          “Option” means a right to acquire a specified number of Shares of the Company’s Stock at a fixed price, subject to conditions set forth in the Award Agreement.

(s)          “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50.1% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(t)          “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 hereof, to receive grants of Options or awards of Restricted Stock. A Participant who receives the grant of an Option is sometimes referred to herein as “Optionee.”

(u)          “Performance Goal” shall mean one or more of the following business criteria applied to a Participant and/or a business unit or the Company and/or a Subsidiary: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA”, or “EBITDA”); (5) gross revenue; (6) return on assets; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations, levels of expense, cost or liability; (10) membership goals, and (11) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, in each case, as applicable, as determined in accordance with generally accepted accounting principles.

(v)         “Person” shall have the meaning given in section 3(a)(9) of the Exchange Act, as modified and used in sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(w)         “Restricted Stock” means Shares subject to certain restrictions granted pursuant to Section 8 hereof.

(x)          “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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Section 3.             Administration.

(a)          The Plan shall be administered by the Board or, at the Board’s sole discretion, by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Administrator shall have the power and authority, without limitation:

(i)          to select those Eligible Recipients who shall be Participants;

(ii)         to determine whether and to what extent Options or awards of Restricted Stock are to be granted hereunder to Participants;

(iii)        to determine the number of Shares to be covered by each Award granted hereunder;

(iv)        to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

(v)         to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or awards of Restricted Stock granted hereunder;

(vi)        to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

(vii)       to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan.

(b)          The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any Restricted Stock or otherwise adjust any of the terms applicable to any such Award; provided that no action under this Section 3(b) shall adversely affect any outstanding Award without the consent of the holder thereof.

(c)          All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

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(d)          Subject to section 162(m) of the Code and except as required by Rule 16b-3 under the Exchange Act with respect to grants of Awards to individuals who are subject to section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 under the Exchange Act or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees of the Company or any Subsidiary.

Section 4.             Shares Reserved for Issuance Under the Plan.

(a)          The total number of Shares reserved and available for issuance under the Plan shall be 10,000,000 Shares, all of which may be used for the issuance of incentive stock options under Section 422 of the Code. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

(b)          To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised as to the underlying Shares, (ii) any Shares subject to any award of Restricted Stock are forfeited, (iii) payment for an Option upon exercise is made with Shares or (iv) Shares are withheld from payment of an Award in satisfaction of any federal, state or local tax withholding requirements, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

(c)          The aggregate number of Shares with respect to which Awards (including Awards payable in cash but denominated in Common Stock) may be granted to any individual Participant during any calendar year shall not exceed 1,500,000.

Section 5.             Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of shares of common stock reserved for issuance under the Plan, (ii) the kind, number and/or option price of shares of stock or other property subject to outstanding Options granted under the Plan, and (iii) the kind, number and/or purchase price of shares of stock or other property subject to outstanding awards of Restricted Stock granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards reduced, in the case of Options, by the Exercise Price thereof, or by any other applicable purchase price.

Section 6.             Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. The Administrator shall have the authority to grant to any Eligible Recipient Options or Restricted Stock.

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Section 7.             Options.

(a)          General. Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Administrator may from time to time approve. The Award Agreement shall specify whether the Option is intended to qualify as an incentive stock option under Section 422 of the Code. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(k) of this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. For purposes of this Section the date on which an Option is considered granted shall be declared as part of the grant. The date of grant of an Option shall be the date on which the Administrator completes the corporate action offering the Option to the Participant and specifying in that offer the number of Shares covered by the Option, the Exercise Price and all other relevant terms applicable to the Option. The date on which the Administrator completes this corporate action shall be declared as the official date of grant for the Option provided the Participant receives timely and prompt notice of the grant following completion of these actions.

(b)          Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant. If the Option is intended to be an incentive stock option under Section 422 of the Code, the Exercise Price shall not be less than the Fair Market Value as of the date of grant of the covered Shares. If the Option is intended to be an incentive stock option under Section 422 of the Code granted to a Participant who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, then the Exercise Price shall not be less than 110% of the Fair Market Value as of the date of grant of the covered Shares.

(c)          Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. If the Option is intended to be an incentive stock option under Section 422 of the Code granted to a Participant who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, then the Option Term shall require that the Option be exercisable no more than five years after the date the Option is granted.

(d)          Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Corporate Performance Goals, as shall be determined by the Administrator in the Award Agreement or after the time of grant, provided that no action under this Section 7(d) following the time of grant shall adversely affect any outstanding Option without the consent of the holder thereof. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

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(e)          Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Shares already owned by the Optionee for at least six months on the date of surrender or by the withholding of Shares that would otherwise be issued pursuant to the option exercise, in each case to the extent the Shares have a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, (iii) any combination of the foregoing.

(f)          Rights as Stockholder. An Optionee shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, and has satisfied the requirements of Section 13 hereof.

(g)          Non-transferability of Options. An Option shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant.

(h)          Termination of Employment or Service. Except as otherwise provided in an Award Agreement, if a Participant’s employment with or service as a director of the Company or any Parent, Subsidiary or Affiliate terminates for any reason other than death or Disability, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not less than 90 days after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination.

(i)          Right of Repurchase. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares exercised pursuant to the Option; provided, however, that (i) such repurchase right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant (or in the case of a post-termination exercise of the Option, the ninety (90) period following such exercise), or (B) such longer period as may be agreed to by the Company and the Optionee, (ii) such repurchase right shall be exercisable for less than all of the vested shares only with the Optionee’s consent, and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares at a repurchase price equal to the stock’s Fair Market Value at the time of such termination. Notwithstanding the foregoing, shares received on exercise of an Option by an officer, director or Consultant may be subject to additional or greater restrictions specified in the Option Agreement.

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(j)          Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option. Such right of first refusal shall be exercised by the Company no more than thirty (30) days following receipt of notice of the Optionee’s intent to transfer shares and must be exercised as to all the shares the Optionee intends to transfer unless the Optionee consents to exercise for less than all the shares offered. The purchase of the shares following exercise shall be completed within thirty (30) days of the Company’s receipt of notice of the Optionee’s intent to transfer shares, or such longer period of time as has been offered by the person to whom the Optionee intends to transfer the shares, or as may be agreed to by the Company and the Optionee. Except as expressly provided in this Subsection (j), such right of first refusal shall otherwise comply with the provisions of the Bylaws of the Company.

(k)          Non-employee Director Stock Options. The provisions of this Section 7(k) shall apply only to grants of Options to a member of the Board who is not an employee of the Company (a “Non-employee Director”).

(i)          General. Non-employee Directors shall receive Options under the Plan only subject to the special rules set forth in this Section 7(k). The exercise price per share of Common Stock purchasable pursuant to an Option granted to a Non-employee Director shall be the Fair Market Value of a Share of Common Stock on the date of grant.

(ii)         Timing of Grant. Immediately following his or her first election or appointment to the Board, each Non-employee Director shall be granted an Option to purchase such number of Shares of Common Stock (including no Shares) as may be determined by the Administrator in its sole discretion, and immediately following each annual meeting of stockholders, each Non-employee Director (other than a Non-employee Director who is first appointed or elected to the Board at that meeting) shall be granted an Option to purchase such number of Shares of Common Stock (including no Shares) as may be determined by the Administrator in its sole discretion.

(iii)        Method and Time of Payment. Each Option granted under this Section 7(k) shall be exercised in the manner described in Section 7(e).

(iv)        Term and Exercisability. Each Option granted under this Section 7(k) shall (1) become exercisable as the Administrator in its sole discretion may provide in an applicable Award Agreement and (2) expire ten years from the date of grant.

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(v)         Termination. Except as the Administrator in its sole discretion may otherwise provide in an applicable Award Agreement, and subject to the Administrator’s amendment authority pursuant to Section 12, in the event of the termination of a Non-employee Director’s service with the Company other than for Cause, any outstanding Option held by such Non-employee Director under this Section 7(k), to the extent that it is exercisable on the date of such termination, may be exercised by such Non-employee Director (or, if applicable, by his or her executors, administrator, legatees or distributees) during such period as may be provided in the Award Agreement (or as may be otherwise determined by the Administrator) but in no event following the expiration of such Option, and the remainder of the Option which is not exercisable on the date of such termination shall expire upon such termination. For purposes of the Plan, any termination of a Non-employee Director’s service with the Company shall be deemed not to occur if the Non-employee Director continues to serve as Consultant, employee or in any other capacity.

Section 8.             Restricted Stock.

(a)          General. Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 8(d)) applicable to awards of Restricted Stock. The provisions of the awards of Restricted Stock need not be the same with respect to each Participant.

(b)          Purchase Price. The price per Share, if any, that a Recipient must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.

(c)          Awards and Certificates. Each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award, provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed.

(d)          Non-transferability. Any Award of Restricted Stock granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this paragraph (d). During such period as may be set by the Administrator in the Award Agreement (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution, provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. The Administrator may also impose such other restrictions and conditions, including the achievement of Performance Goals, on Restricted Stock as it deems appropriate. In no event shall the Restricted Period end with respect to a Restricted Stock Award prior to the satisfaction by the Participant of any liability arising under Section 13 hereof. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

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(e)          Rights as a Stockholder. Except as provided in Section 8(c) and (d), the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares (except that the Administrator may provide in its discretion that any dividends paid in property other than cash shall be subject to the same restrictions as those that apply to the underlying Restricted Stock) and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.

(f)          Termination of Employment. The rights of Participants granted an Award of Restricted Stock upon termination of employment with or service as a director of the Company or any Parent, Subsidiary or Affiliate for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Award.

Section 9.             Effect of Change in Control.

Except as otherwise provided in an Award Agreement, all outstanding Shares of Restricted Stock granted to a Participant which have not theretofore vested shall immediately vest and all restrictions on such Shares shall immediately lapse, and each Option granted to a Participant and outstanding at such time shall become fully and immediately exercisable, if there is a Change in Control.

Section 10.          Amendment and Termination.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of section 162(m) of the Code, stock exchange rules or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 4 of Plan, no such amendment shall impair the rights of any Participant without his or her consent. Notwithstanding the foregoing provisions of this Section 12, neither the Plan nor any outstanding Option shall be amended to decrease the Exercise Price of any outstanding Option unless first approved by the requisite vote of stockholders.

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Section 11.          Withholding Taxes.

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct there from an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering Shares already owned by the Participant for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

Section 12.          General Provisions.

(a)          Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall be under no obligation to affect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.

(b)          All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations as the Administrator, in its sole discretion, deems necessary or desirable.

(c)          Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent, Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent, Subsidiary or Affiliate to terminate the employment or service of any of its Eligible Recipients at any time.

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(d)          No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(e)          If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

(f)          The Plan and all Awards shall be governed by the laws of the State of Florida without regard to its principles of conflict of laws.

Section 13.          Stockholder Approval; Effective Date of Plan.

Subject to the approval of the Plan per the Amended and Restated Articles of Incorporation of the Company, the Plan shall be effective as of January 22, 2009, the date of its approval by the Board’s Remuneration Committee (the "Effective Date"). No award that is intended to qualify as performance-based compensation within the meaning of section 162(m) of the Code shall be effective unless and until the Plan is approved by the stockholders of the Company.

Section 14.          Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but Awards theretofore granted may extend beyond that date.

Date Plan Approved by Board of Directors: October 2, 2008

Date Plan Approved per the Amended and Restated Articles of Incorporation: January 22, 2009

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